Exhibit 10.15

GOLUB CAPITAL INVESTMENT CORPORATION

SUBSCRIPTION AGREEMENT

THE SHARES OF GOLUB CAPITAL INVESTMENT CORPORATION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATES OR OTHER JURISDICTIONS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION, QUALIFICATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE OR OTHER SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT

Golub Capital Investment Corporation

150 South Wacker Drive, Suite 800
Chicago, IL 60606

Ladies and Gentlemen:

This Subscription Agreement (“Subscription Agreement”) is being executed and delivered in connection with the subscription by the undersigned (the “Subscriber”) to purchase the number of shares of common stock, par value $0.001 per share (the “Shares”), of Golub Capital Investment Corporation, a Maryland corporation (the “Company”), through periodic calls of all or a portion of capital amounts of the Subscriber’s aggregate capital commitment (the “Capital Commitment”) in the amount set forth on the signature page below. Capitalized terms used herein shall have the same meanings herein as defined in the Company’s Confidential Private Placement Memorandum, as amended, restated and/or supplemented (the “Memorandum”), unless otherwise defined herein.

In addition to completing and signing the signature page to this Subscription Agreement, each Subscriber must complete any necessary attachments contained in this package (such attachments, together with the Subscription Agreement, the “Subscription Documents”) in the manner described below. For purposes of these Subscription Documents, the “Subscriber” is the person or entity for whose account the Shares will be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may execute the Subscription Documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. All appendices to this Subscription Agreement are incorporated by reference herein.

(a)          Investor Questionnaire. Complete Appendix A attached to this Subscription Agreement.

(b)          Tax Forms. Fill in and sign and date the attached Form W-9. Each non-U.S. investor is required to fill in and date the relevant Form(s) W-8 (W-8BEN, W-8IMY, W-8ECI or W-8EXP), as applicable, in accordance with the instructions to such Form. In the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, each Subscriber is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

(c)          Evidence of Authorization. Each Subscriber must provide satisfactory evidence of authorization and may be required to submit further information for “know your customer” and anti-money laundering purposes.

(i) For Corporations: certified documentation evidencing the corporation’s existence and certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

(ii) For Partnerships: certified documentation evidencing the partnership’s existence, and a certified copy of the partnership agreement (which, in the case of a limited partnership, identifies the general partner(s)).

(iii) For Limited Liability Companies: certified documentation evidencing the limited liability company’s existence, and a certified copy of the limited liability operating agreement identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

(iv) For Trusts: a copy of the trust agreement

(v) For Employee Benefit Plans: Employee benefit plans must submit a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

(d)          Delivery of Subscription Documents. Two (2) original completed and executed copies of the Subscription Agreement and all of the documents referred to in clauses (a) through (c) above, should be delivered to the Company at the address set forth at the beginning of this Subscription Agreement.

(e)          Acceptance by the Company. If the Company accepts the Subscriber’s subscription (in whole or in part), a fully executed set of the Subscription Documents will be returned to the Subscriber. The Company may accept and countersign this Subscription Agreement (in whole or in part) at any time.

1.          Subscription.

(a)          The Subscriber acknowledges and agrees that this subscription (i) is irrevocable on the part of the Subscriber, (ii) is conditioned upon acceptance by the Company and (iii) may be accepted or rejected in whole or in part by the Company in its sole discretion at any time. The Subscriber agrees to be bound by all the terms and provisions of this Subscription Agreement, the Memorandum, the Company’s bylaws, substantially in the form attached hereto as Appendix B (as amended, the “Bylaws”), the articles of amendment and restatement of the Company, substantially in the form attached hereto as Appendix C (as amended, the “Charter”), the Investment Advisory Agreement by and between GC Advisors LLC (the “Adviser”) and the Company, substantially in the form attached hereto as Appendix D (as amended, the “Advisory Agreement”) and the Administration Agreement by and between the Company and Golub Capital LLC, our administrator (the “Administrator”), substantially in the form attached hereto as Appendix E (as amended, the “Administration Agreement” and, together with the Memorandum, the Bylaws, the Charter and the Advisory Agreement, the “Operative Documents”) together with this Subscription Agreement.

(b)          The Subscriber agrees to purchase Shares for an aggregate purchase price equal to its Capital Commitment, payable at such times and in such amounts as required by the Company, under the terms and subject to the conditions set forth herein. The minimum Capital Commitment is $25 million, subject to the discretion of the Company to accept a lower amount.

(c)          The Company has filed a confidential draft registration statement on Form N-2 (the “Registration Statement”) for the registration of its common stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement is not the offering document pursuant to which the Company is conducting this offering of securities and may not include all information regarding the Company contained in the Memorandum. Accordingly, the Subscriber should rely exclusively on information contained in the Memorandum in making its investment decisions. The Company expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors,” and together with the Subscriber, the “Investors”), providing for the sale of Shares to the Other Investors. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.

2.          Acceptance of Subscription; Closings.

This Subscription Agreement is made subject to the following terms and conditions:

(a)          The Company shall have the right to accept or reject the Subscriber’s subscription, in whole or in part, for any reason, including, without limitation, (i) the inability of the Subscriber to meet the standards imposed by Regulation D promulgated by the Securities and Exchange Commission under the Securities Act, (ii) the ineligibility of the Subscriber under applicable state or foreign securities laws or (iii) for any other reason.

(b)          If the Subscriber’s subscription is accepted in part and rejected in part, the Subscriber will be so notified and the Subscriber agrees to deliver promptly upon the Company’s request a new signature page to this Subscription Agreement with respect to which the Subscriber’s Capital Commitment shall be such lesser amount than that set forth on the signature page hereof as may be determined by the Company.

(c)          If the Subscriber’s subscription is wholly rejected the executed copies of this Subscription Agreement shall be returned to the Subscriber.

(d)          The closing of the subscription for the Shares by the Subscriber (the “Closing”), shall take place on the date that this Subscription Agreement (having been executed and fully completed by the Subscriber) is accepted in whole or in part by the Company (such date being the date filled in by the Company on the signature page hereto). On the date of the receipt of the Subscriber’s first Drawdown Purchase, assuming the Closing has taken place, the Subscriber shall be registered as a stockholder of the Company (a “Stockholder”).

(e)          The Subscriber agrees to provide any information reasonably requested by the Company to verify the accuracy of the representations contained herein, including the Investor Questionnaire attached hereto as Appendix A (the “Investor Questionnaire”).

(f)          In the event that the Subscriber is permitted by the Company to make an additional capital commitment to purchase Shares on a date after its initial subscription has been accepted, the Subscriber shall be required to enter into an addendum to this Subscription Agreement covering such additional capital commitment.

3.          Drawdowns.

(a)          Subject to Section 3(d), the Subscriber agrees to purchase Shares for an aggregate purchase price equal to its Capital Commitment, payable at such times and in such amounts as required by the Company. The Company shall deliver a notice (the “Drawdown Notice”) to the Subscriber at least ten calendar days prior to the date on which payment will be due (each, a “Drawdown Date”), setting forth the amount, in U.S. dollars, of the aggregate purchase price (the “Drawdown Purchase Price”) to be paid by the Subscriber to purchase Shares on such Drawdown Date. Each purchase of Shares pursuant to a Drawdown Notice will be made at a per Share price equal to the then-current NAV per Share. “NAV per Share” equals the most recent quarterly net asset value per Share, as determined by the board of directors of the Company (the “Board”), minus any distributions since the end of such quarter and subject to adjustment to the extent required by Section 23 under the Investment Company Act of 1940, as amended (the “1940 Act”). No Investor shall be required to invest more than the total amount of its Capital Commitment.

(b)          Each Drawdown Purchase Price shall be payable, in U.S. dollars and in immediately available funds per the wire transfer instructions set forth in such Drawdown Notice. In addition to the wire transfer instructions, each Drawdown Notice shall set forth (i) the Drawdown Date, (ii) the aggregate amount of capital that is being drawn down from all Stockholders and (iii) the Subscriber’s share of capital drawn. The delivery of a Drawdown Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s irrevocable and unconditional obligation to pay such Drawdown Purchase Price in the amount set forth therein, without any right of offset, reduction, counterclaim or defense.

(c)          Concurrent with any payment of all or a portion of the Drawdown Purchase Price, the Company shall issue to the Subscriber a number of Shares equal to the amount of the Drawdown Purchase Price funded by the Subscriber on the applicable Drawdown Date divided by the NAV per Share as of such Drawdown Date. For the avoidance of doubt, the Company shall not issue Shares for any portion of the Subscriber’s Capital Commitment that has not been paid to the Company and used to purchase Shares pursuant to one or more Drawdown Notices (the “Undrawn Capital Commitment”).

(d)          Upon termination of the period (the “Commitment Period”) beginning on the Closing and ending on the earlier of (i) the completion of an initial public offering of the Shares (an “IPO”) or the listing of the Shares on a national securities exchange (a “listing”) or (ii) the third anniversary of the Closing, the Subscriber shall be released from any obligation to fund any portion of its Capital Commitment for which it has not received a Drawdown Notice prior to the termination of the Commitment Period, except, in the case of termination of the Commitment Period pursuant to clause (ii), to the extent necessary to (A) pay expenses of the Company, including management fees, amounts due or that may become due under any financing or similar obligations, and indemnity obligations or (B) fund investments or obligations (including guarantees) of the Company in connection with any transaction for which there is a binding written agreement as of the end of the Commitment Period (including phased investments).

(e)          The Subscriber acknowledges and agrees that the Company intends to request contributions from all Investors with an Undrawn Capital Commitment pro rata in accordance with the Capital Commitments of all investors with Undrawn Capital Commitments; provided that the Company shall retain the right, if determined by the Company in its sole discretion, to require the Subscriber (i) to fund a Drawdown Purchase Price that is more or less than its pro rata share or (ii) to fund a Drawdown Purchase Price (but not require Other Investors to do so), in either case, in order to accelerate the fulfillment of the Subscriber’s Capital Commitment if less than 20% of the Subscriber’s Capital Commitment remains undrawn, to seek to equalize the percentage of the Subscriber’s total Capital Commitment that has been contributed to the Company relative to the capital contributions of Other Investors, or to avoid any of the Default Remedy Limitations (as defined below) or for other regulatory reasons. The Subscriber acknowledges and agrees that the Company may, if determined by the Company in its sole discretion, from time to time require capital contributions from Other Investors and not the Subscriber. Accordingly, Drawdown Notices may be issued only to selected investors and Stockholders (including or excluding the Subscriber) from time to time and require a purchase of Shares by such investors in amounts determined by the Company in its sole discretion.

4.          Pledging. Without limiting the generality of the foregoing, the Subscriber specifically agrees and consents that the Company may, at any time, without further notice to or consent from the Subscriber (except to the extent otherwise provided in this Subscription Agreement), grant security over and, in connection therewith, transfer its right to draw down capital from the Subscriber pursuant to Section 3, and the Company’s right to receive the Drawdown Purchase Price (and any related rights of the Company), to lenders or other creditors of the Company, in connection with any indebtedness, guarantee or surety of the Company; provided, that, for the avoidance of doubt, any such grantee’s right to draw down capital shall be subject to the limitations on the Company’s right to draw down capital pursuant to Section 3.

5.          Dividends; Dividend Reinvestment Plan. As described more fully in the Memorandum, the Company generally intends to distribute on a quarterly basis, out of assets legally available for distribution, substantially all of its available earnings in such amount so the Company will not have to pay corporate-level income tax, subject to the discretion of the Board. The Company has adopted a dividend reinvestment plan, as may be amended (the “Dividend Reinvestment Plan”), pursuant to which, prior to an IPO or listing, the Company shall reinvest all cash distributions declared by the Board on behalf of any Stockholder, other than any Stockholder that has affirmatively elected to opt out of the Dividend Reinvestment Plan, in exchange for such Stockholder receiving a number of newly issued Shares equal to the quotient determined by dividing the amount of cash otherwise to be distributed to such Stockholder in connection with such distribution by NAV per Share as of the valuation date fixed by the Board for such distribution. The Subscriber may opt out of the Dividend Reinvestment Plan in the Investor Questionnaire. The Subscriber acknowledges and agrees that any distributions received by the Subscriber or reinvested by the Company on the Subscriber’s behalf pursuant to the Dividend Reinvestment Plan shall have no effect on the amount of the Subscriber’s Undrawn Capital Commitment.

6.          Remedies Upon Drawdown Purchase Price Default. In the event that the Subscriber fails to pay all or any portion of the Drawdown Purchase Price due from the Subscriber on any Drawdown Date (such amount, together with the amount of the Subscriber’s Undrawn Capital Commitment, a “Defaulted Commitment”) and such default remains uncured for a period of ten days, then the Company shall be permitted to declare the Subscriber to be in default on its obligations under this Subscription Agreement (in such capacity, a “Defaulting Investor” and, collectively with any Other Investors declared to be in default, the “Defaulting Stockholders”) and shall be permitted to pursue one or any combination of the following remedies:

(a)          Participation in Future Drawdowns. The Company may prohibit the Defaulting Investor from purchasing additional Shares on any future Drawdown Date.

(b)          Forfeiture of Shares. One-third of the Shares then held by the Defaulting Investor may be automatically forfeited and transferred on the books of the Company to the Other Investors (other than any other Defaulting Stockholders), pro rata in accordance with their respective Invested Percentages; provided that no Shares shall be transferred to any Other Investor pursuant to this Section 6(b) in the event that such transfer would (i) violate the Securities Act, the 1940 Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or such transfer, (ii) constitute a non-exempt “prohibited transaction” under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or (iii) cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code (the “Default Remedy Limitations”) (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent any Other Investor from receiving a partial allocation of its pro rata portion of Shares); and provided, further, that any Shares that have not been transferred to one or more Other Investors pursuant to the previous proviso shall be allocated among the participating Other Investors pro rata in accordance with their respective Invested Percentages. The mechanism described in this Section 6(b) is intended to operate as a liquidated damage provision since the damage to the Company and the Other Investors resulting from a default by the Defaulting Investor is both significant and not easily susceptible to precise quantification. By entry into this Subscription Agreement, the Subscriber agrees to this Section 6(b) and acknowledges that the automatic transfer of one-third of its Shares constitutes a reasonable liquidated damages remedy for any default of the Subscriber’s obligations to fund a Drawdown Purchase Price. The “Invested Percentage” means, with respect to a Stockholder, a fraction, expressed as a percentage, the numerator of which is the aggregate amount of capital contributed by such Stockholder pursuant to one or more drawdowns by the Company, and the denominator of which is such Stockholder’s capital commitment to the Company.

(c)          Inability to Vote. To the maximum extent permitted by applicable law, the Defaulting Investor hereby makes, constitutes and appoints the Company with full power of substitution, its true and lawful proxy to exercise all voting and other rights of such Defaulting Investor with respect to the Shares, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting in exact proportion to the votes or consents cast by Stockholders other than Defaulting Stockholders or, in the absence of any such Stockholders, in the discretion of the proxy.

(d)          Other Remedies. The Company may pursue any other remedies against the Defaulting Investor available to the Company at law or in equity. No course of dealing between the Company any Defaulting Stockholder and no delay in exercising any right, power or remedy conferred in this Section 6 or now or hereafter existing at law or in equity or otherwise shall operate as a waiver or otherwise prejudice any such right, power or remedy. In addition to the foregoing, the Company may in its discretion institute a lawsuit against the Defaulting Investor for specific performance of its obligation to pay any Drawdown Purchase Price and any other payments to be made by the Defaulting Investor pursuant to this Subscription Agreement and to collect any overdue amounts hereunder. Notwithstanding any other provision of this Subscription Agreement, the Subscriber agrees (i) to pay on demand all costs and expenses (including attorneys’ fees) incurred by or on behalf of the Company in connection with the enforcement of this Subscription Agreement against the Subscriber sustained as a result of any default by the Subscriber and (ii) that any such payment shall not constitute payment of a Drawdown Purchase Price or reduce the Subscriber’s Capital Commitment.

The Subscriber agrees that this Section 6 is solely for the benefit of the Company and shall be interpreted by the Company against the Defaulting Investor in the discretion of the Company. The Subscriber further agrees that the Subscriber cannot and will not seek to enforce this Section 6 against the Company or any other investor in the Company

7.          Representations and Warranties of the Subscriber.

The Subscriber represents and warrants as follows:

(a)          Private Placement.

(i)          The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, and the Subscriber agrees that any Shares acquired by the Subscriber may not be Transferred in any manner that would require the Company to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any non-U.S. jurisdictions. The Subscriber was offered the Shares through private negotiations, not through any general solicitation or general advertising.

(ii)         The Subscriber understands that the Company requires each investor in the Company to be an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”), and the Subscriber represents and warrants that it is an Accredited Investor.

(iii)        The Subscriber understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Subscriber, including the legal requirements of jurisdictions in which the Subscriber is resident and in which such acquisition is being consummated. In furtherance, and not in limitation, of the foregoing, if the Subscriber is a resident of any of the jurisdictions set forth in the Memorandum, the Subscriber represents, warrants and covenants as specified in the Memorandum hereto for such jurisdiction.

(iv)        The Shares to be acquired hereunder are being acquired by the Subscriber for the Subscriber’s own account for investment purposes only and not with a view to resale or distribution. The Subscriber shall not, directly or indirectly, Transfer (as defined below) all or any portion of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge or charge of all or any part of such Shares) except in accordance with (i) the registration provisions of the Securities Act or an exemption from such registration provisions, (ii) any applicable U.S. federal or state or non-U.S. securities laws and (iii) the terms of this Agreement and the Charter. The Subscriber understands that it may be required to bear the economic risk of its investment in the Shares for a substantial period of time because, among other reasons, the offering and sale of the Shares have not been registered under the Securities Act and, therefore, the Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the Securities Act or an exemption from such registration is available. “Transfer” (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly.

(b)          The Subscriber is not subject to and is not aware of any facts that would cause such Subscriber to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(c)          The Subscriber has received, read carefully in its entirety, and understands the Memorandum. The Subscriber has consulted with its own attorney, accountant, investment adviser or other adviser with respect to the investment contemplated hereby and its suitability for the Subscriber, and the Subscriber understands and consents to the fees, risks and other considerations relating to the purchase of the Shares and an investment in the Company, including the fees outlined in the section titled “Management Agreements” of the Memorandum and the risks and other considerations set forth in the sections titled “Risk Factors” and “Certain Relationships and Related Party Transactions” in the Memorandum. The Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company, all such questions have been answered to the Subscriber’s full satisfaction, and the Subscriber has obtained any additional information concerning the Company sought by the Subscriber. The Subscriber acknowledges that no representations have been made to the Subscriber in connection with its investment in the Company, other than the Offering Materials.

(d)          The Subscriber has substantial knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of a purchase of the Shares. The Subscriber understands that there can be no assurance that the Company will meet its investment objective or otherwise be able to successfully carry out its investment program.

(e)          The Subscriber has the financial ability to bear the economic risk of its investment in the Company (including the possible loss of its investment), has adequate means for providing for its current needs and has no current need for liquidity in connection with its purchase of the Shares.

(f)          The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.

(g)          If the Subscriber is a natural person, the Subscriber’s domicile and principal residence are at the address shown on the signature page below. If the Subscriber is not a natural person, the Subscriber has its domicile, principal place of business, or principal office at the address shown on the signature page below. The Subscriber received the Offering Materials, the Operative Documents, and this Subscription Agreement at the address of the Subscriber on the signature page below.

(h)          The Subscriber is not an entity (including a qualified retirement plan) in which a holder of an interest in the Subscriber may decide whether or how much to invest through the Subscriber in various investment vehicles, including the Company, unless the Subscriber has so notified the Company in writing.

(i)          If the Subscriber is not a natural person, then, unless the Subscriber has notified the Company in writing that the Subscriber was formed for the specific purpose of acquiring Shares and all of the equity holders of the Subscriber are accredited investors, the Subscriber’s Capital Commitment does not exceed 40% of the Subscriber’s assets. If at any time the Subscriber holds Shares, the Subscriber shall no longer be in compliance with the provisions of this Section 7(i), it shall promptly notify the Company.

(j)          If the Subscriber is not a citizen of the United States, or a resident of or entity created under the laws of any state of the United States (any such citizen, resident or entity being hereinafter called a “Domestic Person”), the Subscriber is not purchasing the Shares on behalf of any Domestic Person, and the Subscriber has no present intention of becoming a Domestic Person.

(k)          If the Subscriber is a natural person, the Subscriber is of legal age in its country or state of residence and has legal capacity to execute, deliver and perform its obligations under this Subscription Agreement and the Charter and to subscribe for and purchase the Shares hereunder. If the Subscriber is not a natural person, the Subscriber is an entity of the kind set forth under the applicable item of the Investor Questionnaire and has been duly organized, formed or incorporated, as the case may be and is validly existing and in good standing, under the laws of its jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. The Subscriber’s purchase of the Shares and its execution, delivery and performance of this Subscription Agreement (i) has been duly executed and delivered by the Subscriber, (ii) constitutes the legal, valid and binding obligation of the Subscriber (except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court), and (iii) does not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(l)          The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby and under the Charter and the performance of the Subscriber’s obligations hereunder and under the Charter do not and will not conflict with, or result in any violation of or default under, (i) if the Subscriber is not a natural person, any provision of any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Subscriber, (ii) any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or (iii) any permit, franchise, judgment, decree, statute, writ, injunction, order, law, rule or regulation applicable to the Subscriber or to its business or properties. In addition, the Subscriber represents that its power of attorney contained in this Agreement and to be exercised in connection with the Charter has been granted by the Subscriber, including as to the manner of any execution by the Subscriber, in compliance with all laws applicable to the Subscriber, including the laws of the state or jurisdiction in which the Subscriber executed this Agreement. The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Agreement and to consummate the transactions contemplated hereby and thereby.

(m)          The Subscriber understands that the Company has filed an election to be treated as a business development company (a “BDC”) under the 1940 Act and intends to file an election to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

(n)          The Subscriber: (i) is not registered or required to be registered as an “investment company” under the 1940 Act; (ii) has not elected to be regulated as a BDC under the 1940 Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC.

(o)          ERISA Matters.

(i)          One of the following applies to the Subscriber: (A) the Subscriber is or will be (1) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to ERISA, (2) a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or (3) an entity that is, or is deemed to be, using (under the Plan Assets Regulation or otherwise for purposes of ERISA or Section 4975 of the Code) “plan assets” to purchase or hold its investments (each, a “Plan”), and in which case the Subscriber has so indicated in, and has completed, Section D of the Investor Questionnaire; (B) the Subscriber is not a Plan and will not be but a portion of the funds used by the Subscriber to acquire the Shares constitutes or will constitute (in whole or in part) assets allocated to an insurance company general account, in which case the Subscriber has so indicated in, and has completed, Section D of its Investor Questionnaire; or (C) the Subscriber is not and will not be a Plan and no part of the funds used by the Subscriber to acquire the Shares constitutes or will constitute assets of a Plan.

(ii)         If the Subscriber is or will be an insurance company using the assets of its general account, then the Subscriber is and will be eligible for and meets the requirements of DOL Prohibited Transaction Class Exemption 95-60 with respect to the acquisition and subsequent holding of the Shares being purchased by the Subscriber hereunder.

(iii)        If the Shares are being acquired by or on behalf of a Plan or are being acquired using Plan assets, (A) such acquisition has been duly authorized in accordance with the applicable governing documents, (B) such acquisition and the subsequent holding of such Shares do not and will not constitute a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code, (C) a true, correct and complete list of the employers and affiliates participating in such plan and each affiliate of such an employer has been provided to Company in Section III of the Investor Questionnaire, (D) information necessary for the Company to complete Schedule D, Part II of DOL Form 5500 has been provided to the Company in Section III of the Investor Questionnaire, if applicable, (E) the “fiduciary” of the Plan within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code is independent of the Company, the Adviser and their respective employees, representatives and affiliates, is qualified to make investment decisions on behalf of the Plan and has authorized the Subscriber’s investment in the Company, which conforms in all respects to the documents governing the Plan and, assuming the assets of the Company do not constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, complies with all applicable requirements of ERISA and Section 4975 of the Code, and has been informed about the fee structure of the Company, including the incentive fee component, and has concluded that such fees are reasonable and the investment in the Company otherwise constitutes a reasonable contract or arrangement, and (F) the Subscriber acknowledges and agrees that, assuming the assets of the Company do not constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, none of the Adviser or its employees, representatives or affiliates have any discretion, or are otherwise acting in a fiduciary capacity with respect to the Plan’s investment in the Company, pursuant to the provisions of ERISA, the Code or any applicable law, or otherwise, and, without limiting the generality of the foregoing, the Subscriber has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Company.

(iv)        The Subscriber acknowledges that the Company has the authority to require the redemption, withdrawal or other cancellation of any Shares if it is determined that the continued holding of such Shares could result in the Company being subject to the provisions of Title I of ERISA or Section 4975 of the Code.

(v)         Without limiting the remedies in the event of a breach, prior to an IPO of the Company’s common stock, the Subscriber agrees to promptly provide to the Company such information as the Company may from time to time reasonably request for purposes of determining whether the assets of the Company are “plan assets” within the meaning of the DOL Regulations, the applicability of certain exemptions from prohibited transactions under ERISA and the Code and any other matters relating to ERISA or compliance with ERISA arising in connection with the Subscriber’s investment in the Company, or the operation or investments of the Company.

(vi)        The representations and warranties set forth in this Section 7(o) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time prior to the dissolution and termination of the Company the representations and warranties set forth in this Section 7(o) shall cease to be true, including because there is a change in the Subscriber’s Plan status or the percentage of assets that constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, then the Subscriber shall promptly notify the Company in writing.

(p)          The Subscriber has notified, or shall promptly notify, the Company if the Subscriber is or becomes a person that may be disqualified from participating in the Company’s acquisition of Securities sold in a public offering under Rules 5130 an 5131 of the Financial Industry Regulatory Authority, as in effect from time to time.

(q)          If the Subscriber is a partnership or any other entity that is treated as a partnership for U.S. income tax purposes, a grantor trust within the meaning of Sections 671-679 of the Code, or a S corporation within the meaning of Section 1361 of the Code, the Subscriber represents that at no time during the term of the Company will 65% or more of the value of any beneficial owner’s direct or indirect interest in the Subscriber be attributable to the Subscriber’s interest in the Company. Except as otherwise disclosed to the Company in writing, the Subscriber is not disregarded as an entity separate from its owner within the meaning of Treasury Regulation Section 301.7701-3.

(r)          None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Agreement or in any document required to be provided under this Agreement (including the Investor Questionnaire and any Form W-9 or the relevant Forms W-8 (W-8BEN, W-8IMY, W-8ECI or W-8EXP), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

(s)          The Subscriber agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Subscriber's representations and warranties herein or to comply with any law or regulation to which the Company, the Adviser, the Administrator or a portfolio company of the Company may be subject.

(t)          The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with, the Company’s Privacy Policies and Practices attached hereto as Appendix F.

(u)          The Subscriber agrees that the foregoing certifications, representations, warranties, covenants and agreements shall survive the acceptance of this Agreement, each Drawdown Date and the dissolution of the Company, without limitation as to time. Without limiting the foregoing, the Subscriber agrees to give the Company prompt written notice in the event that any statement, certification, representation or warranty of the Subscriber contained in this Section 7 or any information provided by the Subscriber herein or in any document required to be provided under this Agreement (including the Investor Questionnaire and any Form W-9 or Forms W-8 (W-8BEN, W-8IMY, W-8ECI or W-8EXP), as applicable, ceases to be true at any time following the date hereof.

8.          Representations and Warranties of the Company.

The Company represents and warrants as follows (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Subscription Agreement and the representations and warranties of the Other Investors):

(a)          The Company is duly incorporated validly existing as a corporation under the laws of the State of Maryland, and has all requisite corporate power to conduct the business in which it proposes to engage as described in the Memorandum.

(b)          No consent, approval or authorization of, or filing or registration with, any governmental authority on the part of the Company is required for the execution and delivery of this Subscription Agreement by it, or the issuance of Shares as contemplated thereby, except for any consents, approvals, authorizations or filings which are required under any applicable securities laws (federal, state or foreign) and which have been made or obtained prior to the Closing or are made or obtained hereafter within the time prescribed by law. All action required to be taken by the Company as a condition to the issuance and sale of the Shares will have been taken at or before the Closing. The execution and delivery of this Subscription Agreement by the Company will not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Company. Upon execution and delivery by the Company, this Subscription Agreement (i) will have been duly executed and delivered by the Company, and (ii) will constitute the legal, valid and binding obligation of the Company, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court.

9.          Additional Limitations on Transfer of Capital Commitments and Shares.

(a)          General Restrictions on Transfer.

(i)          The Subscriber may not Transfer its Capital Commitment. Prior to any IPO, the Subscriber may not Transfer any of its Shares unless the Transfer is made in accordance with applicable securities laws and is otherwise in compliance with the transfer restrictions set forth in Appendix G. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company. Following an IPO, the Subscriber shall be restricted from selling or disposing of its Shares by applicable securities laws, contractually by a lock-up agreement with the underwriters of the IPO, and pursuant to the terms of this Agreement.

(ii)         The Subscriber acknowledges that the Subscriber is aware and understands that there are other substantial restrictions on the transferability of its Capital Commitment or Shares under this Subscription Agreement, the Charter and applicable law, including the fact that (A) there is no established market for the Shares and it is possible that no public market for the Shares will develop; (B) the Shares are not currently, and Stockholders have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Subscriber may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Subscriber to liquidate its investment in the Company.

(b)          IPO-Related Restrictions. The Subscriber agrees that for a period beginning on the date of the pricing of an IPO and continuing to and including at least 180 calendar days thereafter, the Subscriber shall not, without the prior written consent of the Company, (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder with respect to, any Shares of the Company or any securities convertible into or exercisable or exchangeable for common stock, or warrants or other rights to purchase Shares, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Shares or any securities convertible into or exercisable or exchangeable for Shares, or warrants or other rights to purchase Shares, whether any such transaction is to be settled by delivery of Shares or such other securities, in cash or otherwise, or (C) publicly announce an intention to effect any transaction specified in clause (A) or (B) (collectively, the “Prohibited Activities”). The Subscriber agrees that the specific terms of the foregoing restriction on Prohibited Activities, including the exact time periods of such restriction, and any other limitations on the sale of Shares in connection with or following an IPO will be agreed prior to the IPO between the Board and the Adviser, acting on behalf of the Stockholders, and the underwriters of the IPO, and that the Subscriber will be bound by any such terms and limitations.

10.         Compliance with Specific Laws.

(a)          Anti-Money Laundering.

(i)          Neither the Subscriber, nor any of its affiliates or beneficial owners, (A) appears on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the list of Foreign Sanctions Evaders maintained by OFAC, or any other lists of restricted parties maintained by the U.S. Government, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, or (B) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Subscriber further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares will be provided to or for the benefit of, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “non-cooperative country or territory” by the U.S. Financial Action Task Force on Money Laundering or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Subscriber further represents and warrants that the Subscriber: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) will retain evidence of any such identities, any such source of funds and any such due diligence. The Subscriber further represents and warrants that the Subscriber does not know or have any reason to suspect that (I) the monies used to fund the Subscriber’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities, and (II) the proceeds from the Subscriber’s investment in the Shares will be used to finance any illegal activities.

(ii)         The Subscriber shall provide to the Company at any time such information as the Company determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of such Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which, notwithstanding anything in Section 9 to the contrary, may then be disclosed to such persons), or to update such information. Failure to provide such information upon request may result in the compulsory redemption of the Subscriber’s Shares.

(iii)        To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Subscriber to the Company, and all payments and distributions to the Subscriber, shall only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended.

(b)          Affirmation. The representations and warranties set forth in this Section 10 shall be deemed repeated and reaffirmed by the Subscriber to the Company as of each date that the Subscriber is required to make a Drawdown or other payment to, or receives dividends or other distribution from (even if such distribution is reinvested pursuant to the Dividend Reinvestment Plan), the Company. If at any time during the term of the Company, the representations and warranties set forth in this Section 10 cease to be true, the Subscriber shall promptly so notify the Company in writing.

(c)          Remedies for Failure to Comply with Section 10. The Subscriber understands and agrees that the Company may not accept any amounts from the Subscriber if it cannot make the representations set forth in this Section 10, and may require the compulsory Transfer of the Subscriber’s Shares. In addition, the Subscriber understands and agrees that, in addition to the foregoing remedial measures, (1) in order to comply with governmental regulations or if the Company determines in its sole discretion that such action is in the best interests of the Company, the Company may “freeze the account” of the Subscriber, either by prohibiting additional investments by the Subscriber or suspending other rights the Subscriber may have under this Agreement or the Charter and the Bylaws and (2) the Company may be required to report such action or confidential information relating to the Subscriber (including disclosing the Subscriber’s identity) to regulatory authorities.

11.         FATCA Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company and the Administrator may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service.  The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by the Company or the Administrator sufficient for the Company to comply with its obligations under FATCA.  The Subscriber acknowledges that, if the Subscriber does not provide the requested information and documentation, the Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem the Subscriber’s Shares or prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Company. The Subscriber hereby agrees to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner.  The Subscriber shall have no claim against the Company, the Administrator, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

12.         Subscriber Information.

The Company reserves the right to request such information as is necessary to verify the identity of the Subscriber. The Subscriber shall promptly on demand provide such information and execute and deliver such documents as the Company may request to verify the accuracy of the Subscriber’s representations and warranties herein or to comply with the USA PATRIOT Act, certain anti-money laundering laws or any other related laws to which the Company may be subject. The Subscriber hereby represents that the Subscriber is in compliance with all such laws. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, or if otherwise required by law or regulation, the Company may refuse to accept the Subscription or may refuse to process a distribution or withdrawal until proper information has been provided.

The Subscriber represents that (i) all evidence of identity provided is genuine, (ii) all Capital Contributions by the Subscriber were not, and will not be, directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. None of the Subscriber, any Affiliate of the Subscriber, to the knowledge of the Subscriber any person having a beneficial interest in the Subscriber, or any person for whom the Subscriber is acting as agent or nominee, is listed on the list of Specially Designated Nationals and Blocked Persons maintained by the United States Office of Foreign Assets Control, or is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure.

The Subscriber agrees further that the Adviser and the Company shall be held harmless and indemnified against any loss, claim, cost, damage or expense arising as a result of a failure to process any subscription or redemption if such information as has been required by the Company has not been provided by the Subscriber or which the Adviser or the Company may suffer as a result of any violations of law committed by the Subscriber.

13.         Applicable Law.

This Subscription Agreement shall be governed by, and construed in accordance with, the law of the State of Maryland without regard to principles of conflicts of law. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW.

14.         Notices.

All notices and other communications hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by postage prepaid, registered or certified mail, return receipt requested, or by overnight courier or by facsimile transmission with transmission confirmed, addressed as follows: if intended for the Company, to the Company’s principal office, and if intended for any Subscriber to the address of such Subscriber set forth on the signature page hereto, or to such other address as the Company or such Subscriber may designate by written notice. Notices shall be deemed to have been given (i) when personally delivered (ii), if mailed, on the date on which received, or (iii) if sent by overnight courier or facsimile transmission, on the date on which received; provided, that notices of a change of address shall not be deemed given until the actual receipt thereof. The provisions of this Section 14 shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

15.         Power of Attorney.

By executing this Subscription Agreement the Subscriber hereby makes, constitutes and appoints the Company with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead for its use and benefit, to approve, execute, acknowledge, swear to, file and record:

(a)          any and all filings required to be made by the Subscriber under the Exchange Act with respect to any of the Company’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act;

(b)          all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or other financing arrangement and to grant any pledge or other security interest, including over the Subscriber’s Capital Commitment or Shares, in connection therewith;

(c)          all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Agreement and applicable law or regulation to permit the Company to become or to continue as a BDC;

(d)          all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Company; and

(e)          all other instruments or papers not inconsistent with the terms of this Agreement that may be required by law to be filed on behalf of the Company

(f)          any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement or any Other Subscription Agreements and the purposes of the Company.

It is expressly acknowledged by the Subscriber that the foregoing power of attorney is coupled with an interest and shall survive death or legal incapacity of the Subscriber, and is irrevocable. Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Investors or by listing all the Investors with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or the assignment of its interest in the Company; provided, however, that such power of attorney will so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Company) of the Subscriber’s successor-in-interest. Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney.

This power of attorney does not supersede the terms of this Subscription Agreement or any written agreement between the Company and the Subscriber nor is it to be used to deprive the Subscriber of its rights as a Stockholder, and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the Company, within five days after the receipt of a request therefor, such confirmatory powers of attorney as the Company may request.

16.         Effect of Representations; Survival; Indemnity

The Subscriber understands that the offer and sale of the Shares is being made in reliance on specific exemptions from requirements of federal and state securities laws and that the Company and the controlling persons thereof, will rely on the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein in determining the applicability of such exemptions. The Subscriber hereby confirms that all such representations and warranties will remain true and complete on the date of acceptance by the Company of the Subscriber’s subscription hereunder.

This Subscription Agreement, including all representations and warranties of the Subscriber contained herein, shall survive the sale of the Shares to the Subscriber, and the admission of the Subscriber as a Stockholder of the Company.

To the fullest extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless the Company, the Adviser, the Administrator and their respective affiliates, and each partner, member, shareholder, officer, director, employee and agent thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Agreement (including the Investor Questionnaire) or in any other document provided by the Subscriber to the Company or in any agreement executed by the Subscriber in connection with the Subscriber’s investment in Shares.

17.         Confidentiality.

The Subscriber acknowledges that the Memorandum and other information relating to the Company have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not (a) reproduce the Memorandum or any other information relating to the Company, in whole or in part, or (b) disclose the Memorandum or any other information relating to the Company to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Memorandum or other information related to the Company if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 17 and the Subscriber remains liable for any breach of this Section 17 by its investors), except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 17, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 17, then the Subscriber shall disclose only that portion of such information that the Subscriber is advised by counsel is legally required to be disclosure and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum and any other information relating to the Company upon the Company’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 17 by the Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

18.         No Joint Liability Among the Company, the Adviser, and the Administrator.

The Company shall not be liable for the fulfillment of any obligation of the Adviser or the Administrator under or in connection with this Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Administrator under or in connection with this Agreement. The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Adviser under or in connection with this Agreement. There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Agreement.

19.         Independent Nature of Subscribers’ Obligations and Rights.

The obligations of the Subscriber hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Subscriber pursuant hereto or thereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.

20.         Construction.

The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement.

As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole and not to any particular provision of this Subscription Agreement.

All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary.

Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

Nothing in this Subscription Agreement shall be deemed to create any right in or benefit for any Person other than the Company and the Subscriber and this Subscription Agreement shall not be construed in any respect to be for the benefit of, and no provision of this Subscription Agreement may be enforced by, any such Person.

21.         Severability

If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

22.         Entire Agreement.

This Subscription Agreement, together with any other document that may be delivered in connection herewith and signed by both parties hereto, sets forth the entire understanding among the parties relating to the subject matter hereof, any and all prior correspondence, conversations, and memoranda or other writings being merged herein and replaced and being without effect hereon. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.

[End of page – signature pages follow]

GOLUB CAPITAL INVESTMENT CORPORATION
Subscription Agreement Signature Page

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of ____________________, 201__ with a capital commitment of $_________________________________.

Name of the Subscriber (exactly as it appears in the Company’s records)

Signature of Subscriber or Authorized Signatory	Additional Signature if Required

Print Name	Print Name of Additional Signatory

Title	Print Title of Additional Signatory Record Address of the Subscriber (P.O. Boxes cannot be accepted)* *:
Federal Tax Identification Number (if applicable)

Name of Trustees or Fiduciaries exercising investment direction with respect to the Subscriber:

Signature	Printed Name	Title

*If the Subscriber is an IRA, the custodian of the Subscriber should execute this Subscription Agreement above, and the person who directed the IRA’s investment in the Partnership should execute the representation on the next page.

**The record address should be the legal residence address where the Subscriber files tax returns.

ADDITIONAL REPRESENTATION WITH RESPECT TO INVESTMENT FROM AN IRA

If the Subscriber is an IRA, the individual who established the IRA or other person who directed the IRA’s investment in the Partnership, as the case may be: (i) has directed the custodian of the IRA to execute this Subscription Agreement as an Authorized Signatory; (ii) has exclusive authority with respect to the decision to invest in the Partnership; and (iii) has signed below to indicate that he or she has reviewed this Subscription Agreement and so directs the custodian, and certifies as to the accuracy of the representation and warranties made by the Subscriber herein.

Signature of Person Directing an IRA Investment

Print Name of IRA

Print Name of Custodian

Address and E-mail of Custodian and
Contact Person:

Account or Other Reference Number:

Custodian’s Tax I.D. Number

The foregoing Subscription Agreement is accepted and agreed by the Company, for a Capital Commitment of $________________ as of __________________, 201__.

GOLUB CAPITAL INVESTMENT CORPORATION

By:
Name:
Title:

APPENDIX A
INVESTOR QUESTIONNAIRE

Each Subscriber must complete Sections I, II and III of this Investor Questionnaire. Each Subscriber who wishes to opt out of the Dividend Reinvestment Plan must complete Section IV of this Investor Questionnaire.

I.	General Information.

1.	If Subscriber is not holding for own account, provide name and address for whom interest is being held:

2.	Investor category of Subscriber (check all that apply)

Individual U.S. person (including your trust)	Banking or thrift institution
Individual Non-U.S. person (including trust)	State or municipal government entity
Broker-dealer	(excluding pension plans)
Insurance company	State or municipal pension plan
Investment company registered with SEC	Sovereign wealth fund and
Private fund	foreign official institutions
Non-profit	Other Non-U.S. person
Pension plan (excluding government plans)	Other

3.          Form of Subscriber (check all that are applicable):

Individual	Grantor trust
Joint tenants	Other trust
Tenants in common	IRA/Keough Plan/SEP
Limited partnership	Other Employee benefit plan
General partnership	Non-profit, endowment or foundation
Limited liability company	Other exempt organization
C corporation	Nominee
S corporation	Fiduciary
Estate	Disregarded entity
Other (describe):_____________________

4.          Tax year end: _____________________

5.          Is the Subscriber a “fund of funds”? _____ Yes _____ No

6.          If the Subscriber is an individual, or if the Subscriber is an entity in which an individual holds, directly or indirectly, more than five percent of the ownership or beneficial interests, please identify (i) all such individuals, and (ii) all entities for which such individuals serve as employee, officer or director. ___________________________________

GOLUB CAPITAL INVESTMENT CORPORATION

INVESTOR QUESTIONNAIRE

II.          Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor” within the meaning of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and has indicated below each category under which the Subscriber qualifies as an accredited investor.

The Subscriber is:

_____	(i)	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in regard to this offering in its individual or a fiduciary capacity.

_____	(ii)	A savings and loan or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in regard to this offering in its individual or a fiduciary capacity.

_____	(iii)	A broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

_____	(iv)	An insurance company, as defined in Section 2(13) of the Securities Act.

_____	(v)	An investment company registered under the Investment Company Act.

_____	(vi)	A private business development company, as defined in Section 2(a)(48) of the Investment Company Act.

_____	(vii)	A business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”).

_____	(viii)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

_____	(viii)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision regarding this offering was made by a plan fiduciary (as such term is defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company (as described above) or investment adviser duly registered under the Investment Advisers Act.

_____	(ix)	An employee benefit plan within the meaning of ERISA with total assets in excess of $5,000,000, whether or not the investment decision regarding this offering was made by a bank, insurance company or registered investment adviser.

_____	(x)	An employee benefit plan within the meaning of ERISA which is a self-directed plan with investment decisions made solely by persons described by one or more of the categories set forth in subsections (i) through (vii) and (xii) through (xvii) of this Section 3(a).

_____	(xi)	Either (A) a corporation, (B) a Massachusetts or similar business trust, (C) a partnership, (D) a limited liability company, or (E) an organization described in Section 501(c)(3) of the Internal Revenue Code, in any case not formed for the specific purpose of acquiring the Shares and having total assets in excess of $5,000,000.

GOLUB CAPITAL INVESTMENT CORPORATION

INVESTOR QUESTIONNAIRE

_____	(xii)	A natural person whose individual net worth, or joint net worth with his or her spouse, excluding the value of his or her primary residence, exceeds $1,000,000[1].

_____	(xii)	A natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects income in excess of such amounts in the current year.

_____	(xiii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person who has, alone or together with his Subscriber Representative (as defined in the aforementioned Regulation D), such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of this investment.

_____	(xiv)	A trust pursuant to which the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust, and the (each) grantor is described by one or more of the categories set forth above in subsections (xiii) or (xiv) of this Section 3(a).

_____	(xv)	A partnership, corporation or other entity, not formed for the specific purpose of acquiring Shares, in which all of the equity holders are persons described by one or more of the categories set forth above in subsections (i) through (xvi) of this Section 3(a).

_____	(xvi)	A partnership, corporation or other entity which is formed for the specific purpose of acquiring Shares and in which all of the equity holders are persons described by one or more of the categories set forth above in subsections (i) through (xv) of this Section II of the Investor Questionnaire, in which case the Subscriber has so notified the Company in writing that it is relying on this clause (xvi), and agrees to provide the Company with information requested by it respecting the Subscriber’s equity holders.)

_____	(xvii)	An employee benefit plan within the meaning of Title I of ERISA, acting for its own account or for the accounts of other “qualified institutional buyers” as defined under Rule 144A promulgated under the Securities Act, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the plan.

_____	(xviii)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, acting for its own account or for the accounts of other “qualified institutional buyers” as defined under Rule 144A promulgated under the Securities Act, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the plan.

Check all applicable categories.

1 For purposes of this net worth calculation you may exclude the amount of indebtedness secured by your primary residence up to the amount of the value of your primary residence. However, if the amount of the indebtedness secured by your primary residence exceeds the value of such residence, the amount of that excess debt should be treated as a liability and deducted from your net worth. In addition, indebtedness secured by the investor’s primary residence that is incurred within sixty (60) days of the date of subscription must be included as a liability unless such indebtedness is incurred in connection with the acquisition of such investor’s primary residence.

GOLUB CAPITAL INVESTMENT CORPORATION

INVESTOR QUESTIONNAIRE

III.         Supplemental Information

1.	Is the Subscriber, or will the Subscriber be, a Benefit Plan Investor (as defined below) or is it or will it use the assets of an entity or other Person that is or will in the future be a Benefit Plan Investor to invest in the Company?

☐ yes ☐ no

A “Benefit Plan Investor” is

•	Any “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to ERISA. This includes, without limitation, employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income).

•	Any “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code. Generally, such a plan includes, without limitation, an “individual retirement account” plan, a Keogh plan, a pension plan, an Archer MSA described in Section 220(d) of the Code, a Coverdell education savings account described in Section 530 of the Code and a health saving account described in Section 223(d) of the Code.

•	Any entity that is, or would be deemed to be using (under U.S. Department of Labor Regulation 2510.3-101 as modified by Section 3(42) of ERISA), “plan assets” to purchase or hold its investments, including, without limitation, a master trust or a plan assets fund.

2.	Answer this Question only if the answer to Question (1) above is “yes”: What is the maximum percentage of the Subscriber’s assets that (up until an IPO) constitutes or will constitute “plan assets” subject to ERISA or Section 4975 of the Code?

_____________%

3.	If the Subscriber is or will be an insurance company general account, does or will any portion of its underlying assets in its general account constitute “plan assets” subject to ERISA or Section 4975 of the Code?

☐ yes ☐ no

4.	Answer this Question only if the answer to Question (3) above is “yes”: What is the maximum percentage of the assets in the Subscriber’s general account that (up until an IPO) constitutes or will constitute “plan assets” subject to ERISA or Section 4975 of the Code?

_____________%

Without limiting the remedies available in the event of a breach, the Subscriber agrees to promptly notify the Company in writing if there is a change in the percentage as set forth in Question (2) or Question (4) above and at such time or times as the Company may request.

5.	If the Subscriber is investing assets of an “employee benefit plan,” as defined in Section 3(3) of ERISA that are subject to ERISA, please provide:

(a)	The name of the plan sponsor:

GOLUB CAPITAL INVESTMENT CORPORATION

INVESTOR QUESTIONNAIRE

(b)	The plan number:

(c)	The name of each employer whose employees participate in each such plan whose assets the Subscriber is investing and each affiliate of such an employer, as defined in Section 407(d)(7) of ERISA (attach separate sheet(s) if necessary).

______ %

Related Parties/Other Beneficial Parties

6.	Is the Subscriber or will the Subscriber be a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person (a “Controlling Person”)? For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

☐ yes ☐ no

7.	To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?

☐ yes ☐ no

If the question above was answered “Yes,” please indicated the name of such other investor in the space below:

8.	Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Subscriber)? (By way of example, and not limitation, a “nominee” Subscriber or a Subscriber who has entered into swap or other synthetic or derivative instruments or arrangements with regard to the Shares to be acquired herein would check “Yes.”)

☐ yes ☐ no

If either question above was answered “Yes,” please contact the Administrator for additional information that will be required.

GOLUB CAPITAL INVESTMENT CORPORATION

INVESTOR QUESTIONNAIRE

BHC Investor Status

9.	Is the Subscriber a “BHC Investor”?*

☐ yes ☐ no

*A “BHC Investor” is defined as an Investor that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

IV.          Dividend Reinvestment Plan.

The Company will adopt a dividend reinvestment plan under which cash distributions to investors are automatically reinvested for additional Shares. Subscribers may opt out of the plan by checking the box below. Elections may be altered on a quarterly basis prior to the occurrence of an IPO or listing, subject to approval by the Company:

☐ Opt-out of Dividend Reinvestment Plan

APPENDIX B
FORM OF BYLAWS OF THE COMPANY

APPENDIX C
FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT OF THE COMPANY

APPENDIX D
INVESTMENT ADVISORY AGREEMENT

APPENDIX E
ADMINISTRATION AGREEMENT

APPENDIX F
NOTIFICATION OF PRIVACY POLICIES AND PRACTICES

Maintaining the confidentiality of the personal information of current and prospective investors is one of the Company and the Adviser’s highest priorities. This notice sets forth the type of personal information collected, how that information is used, and how personal information is protected.

HOW AND WHY WE COLLECT PERSONAL INFORMATION

1.          Collection.

The Company will collect nonpublic personal information about its stockholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, social security number, account balance, income, investment activity and bank account information.

2.          Use of Personal Information

Personal information is collected and maintained by the Company and the Adviser so that they may fulfill their respective legal and regulatory requirements. Access to nonpublic personal information about stockholders of the Company is restricted to employees of the Adviser and its affiliates with a legitimate business need for the information. The Company, the Adviser, and their affiliates maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of the Company’s stockholders.

APPENDIX G
TRANSFER RESTRICTIONS

This Appendix G is attached to and made a part of the Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

Prior to an IPO, no Transfer of the Subscriber’s Capital Commitment or all or any portion of the Subscriber’s Shares may be made without (a) registration of the Transfer on the Company books and (b) the prior written consent of the Company. In any event, the consent of the Company may be withheld (i) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (ii) unless, in the opinion of counsel (who may be counsel for the Company) satisfactory in form and substance to the Company:

•	such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Shares to be Transferred; and

•	in the case of a transfer to a Plan (as defined in Section 7(o)(i) of the Subscription Agreement) or a Controlling Person (as defined in Section III.6 of the Investor Questionnaire), such Transfer would not be a “prohibited transaction” under ERISA or Section 4975 of the Code or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code.

Any person that acquires all or any portion of the Shares of the Subscriber in a Transfer permitted under this Appendix G shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Subscriber agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Company it shall remain liable for its Capital Commitment prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

The Company shall not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (a) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (b) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor.